EXHIBIT 10


                     AMENDMENT TO EMPLOYMENT AGREEMENT


   AMENDMENT dated as of September 19th, 1995 with respect to the Employment Agreement (the "Employment Agreement") dated as of January 1, 1991, as amended on April 1, 1991, June 6, 1991, January 1, 1993, April 1, 1994, and April 28, 1995, by and between La Jolla Management Corp., a Delaware corporation ("La Jolla"), and David C. Flaugh ("Executive").

   The Employment agreement is hereby modified as follows:

   1. Paragraph 1 of the April 28, 1995 Amendment shall be amended by deleting December 31, 1995 and substituting
   "September 19, 1995" wherever December 31, 1995 appears in said Paragraph.

   2. Paragraph 2 and 3 of the April 28, 1995 Amendment to the
   Employment Agreement shall be amended by deleting "January
   1, 1996" and substituting "September 20, 1995" wherever
   "January 1, 1996" appears in said Paragraphs.

   3. Except as expressly modified above, all other terms and conditions of the Employment Agreement, as amended, shall remain in full force and effect.


   IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.


                                       LA JOLLA MANAGEMENT CORP.

                                       By:  /s/ Bradford T. Smith
                                         --------------------------------
                                         Name: Bradford T. Smith
                                         Title: Executive Vice President,
                                             General Counsel and
                                             Secretary


                                       EXECUTIVE

                                          /s/ David C. Flaugh
                                         --------------------------------
                                         Name: David C. Flaugh